UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 15, 2015

(Date of earliest event reported)

REVA MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA	92111
(Address of principal executive offices)	(Zip Code)

(858) 966-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Robert B. Stockman, the registrant’s Chairman and Chief Executive Officer, is making a presentation at the 33rd Annual J.P. Morgan Healthcare Conference on Thursday, January 15, 2015 at 11:30 a.m. PST. The conference is being held January 12th through 15th at the Westin St. Francis Hotel in San Francisco, California. The presentation materials being delivered are attached hereto as Exhibit 99.1. A copy of the materials will be posted under the Investor Relations section of the registrant’s website at www.revamedical.com.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information including Exhibits 99.1 through 99.3, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)                                                         Exhibits.

Exhibit
Number	Description or Exhibits

99.1	Presentation entitled, J.P. Morgan 2015 Healthcare Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: January 15, 2015	/s/ Katrina L. Thompson
Katrina L. Thompson
Chief Financial Officer
(principal financial and accounting officer)

Index to Exhibits

Exhibit
Number	Description or Exhibits

99.1	Presentation entitled, J.P. Morgan 2015 Healthcare Conference.